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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 August 8, 2003
                                 --------------
                                (Date of Report)


                           ELITE PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-45241                22-3542636
          --------                     ---------                ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


                  165 Ludlow Avenue Northvale, New Jersey 07647
                  ---------------------------------------------
                    (Address of principal executive offices)


                                  201 750-2646
                                  ------------
              (Registrant's telephone number, including area code)

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Item 5.   Other Events and Regulation FD Disclosure

                  On August 8, 2003, Registrant issued a press release disclosing that its Board of Directors has authorized its officers to negotiate a merger agreement with Nostrum Pharmaceuticals Inc., a privately-held developer of drug delivery products ("Nostrum") to provide for the acquisition of Nostrum in exchange for shares of Registrant's Common Stock and options to acquire additional shares of Registrant's Common Stock. See Item 7(c). No assurance can be given that any agreement will be executed or, if executed, that any transaction will result therefor.

          Item 7. Financial Statements and Exhibits

            a)  Not applicable.

            b)  Not applicable.

            c)  Exhibits.

            Exhibit No.     Document Description
            -----------     --------------------

                99.1        Copy of Press Release dated August 8, 2003

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  AUGUST 8, 2003

                                        ELITE PHARMACEUTICALS, INC.



                                        By: /s/ Mark Gittelman
                                           -------------------------------------
                                           Name:  Mark Gittelman
                                           Title: Chief Financial Officer